================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported) September 19, 2001


        CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-19, Mortgage Pass-Through Certificates, Series 2001-19).


                                   CWMBS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      333-64654                95-4596514
----------------------------     ------------------     ----------------------
(State of Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


      4500 Park Granada
      Calabasas, California                                      91302
--------------------------------                           ----------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240



================================================================================

Item 5.  Other Events.


Description of the Mortgage Pool*


     On August 30, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-19.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 3, 2001 and the Prospectus Supplement dated August 27, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-19.

     Mortgage Loan Statistics

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                                 Mortgage Rates

----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding        Loan Group 1
----------------------------------------------------------------------------------------

    6.000                      1                  $    557,185.00                 0.28%
    6.375                      2                  $    770,856.63                 0.38%
    6.500                      1                  $    557,934.62                 0.28%
    6.625                      2                  $    603,639.00                 0.30%
    6.750                      5                  $  1,813,509.13                 0.90%
    6.875                     15                  $  6,443,307.41                 3.19%
    7.000                     42                  $ 18,381,555.27                 9.09%
    7.125                     44                  $ 17,684,936.88                 8.75%
    7.250                     81                  $ 36,339,241.34                17.97%
    7.375                     87                  $ 33,908,460.49                16.77%
    7.500                     72                  $ 30,779,173.62                15.22%
    7.625                     42                  $ 16,537,651.40                 8.18%
    7.750                     36                  $ 14,843,437.95                 7.34%
    7.875                     19                  $  8,096,645.47                 4.00%
    7.950                      1                  $    262,097.00                 0.13%
    8.000                     12                  $  4,985,650.01                 2.47%
    8.125                      6                  $  2,507,597.66                 1.24%
    8.250                      5                  $  1,561,356.00                 0.77%
    8.375                      5                  $  1,583,813.78                 0.78%
    8.500                      5                  $  2,141,503.27                 1.06%
    8.625                      2                  $    617,925.73                 0.31%
    8.750                      2                  $    728,911.00                 0.36%
    8.875                      1                  $    499,353.00                 0.25%
                    --------------------------------------------------------------------
Total                        488                  $202,205,741.66               100.00%
----------------------------------------------------------------------------------------

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.41% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.41% per annum.

                   Current Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 1
--------------------------------------------------------------------------------------
$  200,001 - $  250,000               1           $    209,827.86             0.10%
$  250,001 - $  300,000              41           $ 11,844,443.12             5.86%
$  300,001 - $  350,000             155           $ 50,266,591.69            24.86%
$  350,001 - $  400,000             106           $ 39,980,944.79            19.77%
$  400,001 - $  450,000              59           $ 24,928,088.47            12.33%
$  450,001 - $  500,000              48           $ 23,026,088.67            11.39%
$  500,001 - $  550,000              15           $  7,981,858.46             3.95%
$  550,001 - $  600,000              21           $ 12,088,319.87             5.98%
$  600,001 - $  700,000              21           $ 13,463,472.20             6.66%
$  700,001 - $  750,000               5           $  3,684,277.67             1.82%
$  750,001 - $1,000,000              15           $ 13,689,428.86             6.77%
$1,000,001 - $1,500,000               1           $  1,042,400.00             0.52%
                              -------------------------------------------------------
Total                               488           $202,205,741.66           100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $414,356.



                  Documentation Program for Mortgage Loans
-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------------
Alternative                81                  $ 36,435,512.44             18.02%
Full                      317                  $129,848,274.78             64.22%
No Income                   4                  $  1,301,042.23              0.64%
Reduced                    83                  $ 33,323,404.32             16.48%
Streamline                  3                  $  1,297,507.89              0.64%
                 --------------------------------------------------------------------
Total                     488                  $202,205,741.66            100.00%
-------------------------------------------------------------------------------------





                       Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding       Loan Group 1
------------------------------------------------------------------------------------
50.00 and below                23              $ 10,442,634.04                5.16%
50.01 to 55                    10              $  4,334,773.28                2.14%
55.01 to 60                    20              $  8,491,384.99                4.20%
60.01 to 65                    26              $ 11,296,086.80                5.59%
65.01 to 70                    43              $ 20,410,853.52               10.09%
70.01 to 75                    93              $ 41,062,442.50               20.31%
75.01 to 80                   235              $ 92,897,982.15               45.94%
80.01 to 85                    22              $  8,092,555.28                4.00%
85.01 to 90                    10              $  3,157,035.25                1.56%
90.01 to 100                    6              $  2,019,993.85                1.00%
                         -----------------------------------------------------------
Total                         488              $202,205,741.66              100.00%
------------------------------------------------------------------------------------

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.16%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.



                State Distribution of Mortgaged Properties (1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------------
Arizona                       56               $ 24,788,459.83            12.26%
California                   242               $100,033,428.51            49.47%
Florida                       14               $  5,717,119.57             2.83%
Indiana                       23               $  8,994,335.19             4.45%
Kentucky                      26               $ 10,517,042.98             5.20%
Ohio                          94               $ 37,534,985.56            18.56%
Tennessee                     21               $  9,477,928.32             4.69%
xOther (less than 2%)         12               $  5,142,441.70             2.54%
                         ------------------------------------------------------------
Total                        488               $202,205,741.66           100.00%
-------------------------------------------------------------------------------------


----------
(1) The Other row in the preceding table includes 4 other states with under 2.00% concentrations individually. No more than approximately 1.87% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.






                            Purpose of Mortgage Loans


-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
Cash-Out Refi                    95            $ 40,657,629.14              20.11%
Purchase                        212            $ 89,004,387.76              44.02%
Rate/Term Refi                  181            $ 72,543,724.76              35.88%
                      ---------------------------------------------------------------
Total                           488            $202,205,741.66             100.00%
-------------------------------------------------------------------------------------




                          Types of Mortgaged Properties

-------------------------------------------------------------------------------------
                               Number of       Aggregate Principal       Percent of
Loan Purpose                Mortgage Loans     Balance Outstanding      Loan Group 1
-------------------------------------------------------------------------------------
2-4 Units                        2               $    638,357.41               0.32%
Low-rise Condo                  15               $  6,146,697.85               3.04%
PUD                            119               $ 50,145,879.46              24.80%
Single Family Residence        352               $145,274,806.94              71.85%
                            ---------------------------------------------------------
Total                          488               $202,205,741.66             100.00%
-------------------------------------------------------------------------------------





                                Occupancy Type(1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding       Loan Group 1
-------------------------------------------------------------------------------------
Owner Occupied                 477               $197,820,982.70          97.83%
Second/Vacation Home            11               $  4,384,758.96           2.17%
                          -----------------------------------------------------------
Total                          488               $202,205,741.66         100.00%
-------------------------------------------------------------------------------------


----------
(1) Based upon representations of the related Mortgagors at the time of origination.



                     Remaining Term to Maturity(1)


-------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
     360                      41              $ 17,801,025.00              8.80%
     359                     180              $ 74,106,455.19             36.65%
     358                      41              $ 15,642,691.64              7.74%
     357                      32              $ 13,450,988.07              6.65%
     356                      53              $ 22,785,455.33             11.27%
     355                      52              $ 20,832,565.02             10.30%
     354                      21              $ 10,166,427.23              5.03%
     353                      18              $  7,266,775.38              3.59%
     352                      14              $  5,543,813.23              2.74%
     351                       4              $  1,613,438.54              0.80%
     350                       2              $    864,183.00              0.43%
     349                       2              $    658,801.78              0.33%
     348                       2              $  1,334,982.00              0.66%
     347                       2              $    723,287.00              0.36%
     346                       1              $    499,353.00              0.25%
     345                       1              $    275,840.00              0.14%
     343                       1              $    345,854.31              0.17%
     342                       1              $    643,745.57              0.32%
     340                       1              $    472,785.00              0.23%
     337                       1              $    547,589.00              0.27%
     336                       1              $    547,884.00              0.27%
     335                       1              $    452,348.73              0.22%
     334                       1              $    270,528.00              0.13%
     333                       1              $    326,687.00              0.16%
     332                       1              $    384,575.63              0.19%
     330                       1              $    409,678.24              0.20%
     329                       2              $    943,239.45              0.47%
     294                       1              $    303,162.00              0.15%
     288                       1              $    262,335.59              0.13%
     271                       1              $    367,079.43              0.18%
     240                       1              $    396,000.00              0.20%
     239                       2              $    748,562.65              0.37%
     227                       1              $    278,926.00              0.14%
     223                       1              $    358,397.00              0.18%
     212                       1              $    318,115.91              0.16%
     211                       1              $    262,166.74              0.13%
                         -------------------------------------------------------------
     Total                   488              $202,205,741.66            100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 355 months.

                                 Mortgage Rates

----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding        Loan Group 2
----------------------------------------------------------------------------------------
  6.000                     1                     $    370,000.00              0.14%
  6.500                     4                     $  1,587,151.00              0.61%
  6.625                     7                     $  3,568,475.00              1.38%
  6.750                    15                     $  6,205,244.37              2.39%
  6.875                    37                     $ 16,136,756.61              6.22%
  7.000                   113                     $ 47,578,732.68             18.34%
  7.125                    63                     $ 26,047,046.61             10.04%
  7.250                   103                     $ 41,372,431.01             15.94%
  7.375                    96                     $ 39,145,858.59             15.09%
  7.500                    79                     $ 31,886,478.34             12.29%
  7.625                    40                     $ 15,923,775.78              6.14%
  7.750                    38                     $ 14,342,251.71              5.53%
  7.875                    18                     $  7,952,176.73              3.06%
  8.000                     5                     $  1,887,578.69              0.73%
  8.125                     4                     $  1,676,916.45              0.65%
  8.250                     3                     $  1,155,481.57              0.45%
  8.375                     1                     $    629,600.00              0.24%
  8.500                     3                     $    948,196.93              0.37%
  8.625                     2                     $    721,085.00              0.28%
  8.750                     1                     $    360,592.41              0.14%
                   -------------------------------------------------------------------
Total                     633                     $259,495,829.48            100.00%
--------------------------------------------------------------------------------------

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.289% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.301% per annum.

                   Current Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 2
--------------------------------------------------------------------------------------
$  100,001 - $  150,000            1           $    127,600.00               0.05%
$  200,001 - $  250,000            1           $    212,900.00               0.08%
$  250,001 - $  300,000           54           $ 15,801,815.71               6.09%
$  300,001 - $  350,000          202           $ 65,808,989.81              25.36%
$  350,001 - $  400,000          159           $ 60,123,540.52              23.17%
$  400,001 - $  450,000           59           $ 25,181,071.96               9.70%
$  450,001 - $  500,000           47           $ 22,676,550.75               8.74%
$  500,001 - $  550,000           30           $ 15,790,004.38               6.08%
$  550,001 - $  600,000           31           $ 17,907,021.69               6.90%
$  600,001 - $  650,000           32           $ 20,503,560.35               7.90%
$  650,001 - $  700,000            2           $  1,369,200.00               0.53%
$  700,001 - $  750,000            5           $  3,654,125.00               1.41%
$  750,001 - $1,000,000            8           $  7,400,440.31               2.85%
$1,000,001 - $1,500,000            2           $  2,939,009.00               1.13%
                            ----------------------------------------------------------
Total                            633           $259,495,829.48             100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $409,946.



                  Documentation Program for Mortgage Loans
-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
Alternative                   195               $ 81,621,963.77             31.45%
Full                          242               $102,957,102.80             39.68%
Reduced                       180               $ 69,649,068.91             26.84%
Streamline                     16               $  5,267,694.00              2.03%
                       --------------------------------------------------------------
Total                         633               $259,495,829.48            100.00%
-------------------------------------------------------------------------------------





                       Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding       Loan Group 2
------------------------------------------------------------------------------------
50.00 and below               39                $ 20,359,996.09            7.85%
50.01 to 55                   24                $  9,413,339.72            3.63%
55.01 to 60                   26                $ 11,859,906.57            4.57%
60.01 to 65                   42                $ 17,354,846.89            6.69%
65.01 to 70                   64                $ 26,693,626.41           10.29%
70.01 to 75                  112                $ 48,244,641.80           18.59%
75.01 to 80                  271                $107,261,994.30           41.33%
80.01 to 85                    5                $  1,708,738.89            0.66%
85.01 to 90                   31                $ 10,392,747.79            4.00%
90.01 to 100                  19                $  6,205,991.02           -2.39%
                       --------------------------- ---------------------------------
Total                        633                $259,495,829.48          100.00%
------------------------------------------------------------------------------------

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 71.91%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.



                State Distribution of Mortgaged Properties (1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
California                       365           $149,274,278.75             57.52%
Colorado                          38           $ 14,627,435.94              5.64%
Florida                           15           $  6,434,169.05              2.48%
New Jersey                        18           $  7,631,900.00              2.94%
Texas                             28           $ 13,381,593.53              5.16%
Washington                        22           $  8,420,169.99              3.24%
xOther (less than 2%)            147           $ 59,726,282.22             23.02%
                       --------------------------------------------------------------
Total                            633           $259,495,829.48            100.00%
-------------------------------------------------------------------------------------


----------
(1) The Other row in the preceding table includes 33 other states with under 2.00% concentrations individually. No more than approximately 1.252% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.






                            Purpose of Mortgage Loans


-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 2
-------------------------------------------------------------------------------------
Cash-Out Refi               137                $ 56,399,616.65             21.73%
Purchase                    297                $118,917,960.84             45.83%
Rate/Term Refi              199                $ 84,178,251.99             32.44%
                       --------------------------------------------------------------
Total                       633                $259,495,829.48            100.00%
-------------------------------------------------------------------------------------




                          Types of Mortgaged Properties

-------------------------------------------------------------------------------------
                               Number of       Aggregate Principal        Percent of
Loan Purpose                Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
2-4 Units                          3          $  1,265,958.44               0.49%
Low-rise Condo                    18          $  6,682,726.86               2.58%
PUD                              151          $ 64,673,129.45              24.92%
Single Family Residence          461          $186,874,014.73              72.01%
                       --------------------------------------------------------------
Total                            633          $259,495,829.48             100.00%
-------------------------------------------------------------------------------------





                                Occupancy Type(1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding       Loan Group 2
-------------------------------------------------------------------------------------
Owner Occupied                617              $252,199,979.04              97.19%
Second/Vacation Home           16              $  7,295,850.44               2.81%
                       --------------------------------------------------------------
Total                         633              $259,495,829.48             100.00%
-------------------------------------------------------------------------------------


----------
(1) Based upon representations of the related Mortgagors at the time of origination.



                     Remaining Term to Maturity(1)


-------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 2
-------------------------------------------------------------------------------------
      360                    501                $205,125,579.57              79.05%
      359                     86                $ 36,417,483.45              14.03%
      358                     12                $  4,711,332.05               1.82%
      357                      9                $  2,953,854.17               1.14%
      356                      4                $  1,354,546.40               0.52%
      354                      1                $    363,726.28               0.14%
      349                      1                $    643,695.31               0.25%
      348                      1                $    400,885.94               0.15%
      300                      1                $    336,000.00               0.13%
      240                     16                $  6,791,502.00               2.62%
      239                      1                $    397,224.31               0.15%
                       --------------------------------------------------------------
Total                        633                $259,495,829.48             100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 2 is expected to be approximately 356 months.

                                 Mortgage Rates

----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding        Loan Group 3
----------------------------------------------------------------------------------------
     6.250                    1                      $   355,115.08              1.05%
     6.375                    1                      $   393,268.81              1.17%
     6.500                    5                      $ 2,010,993.95              5.96%
     6.625                    5                      $ 1,926,892.35              5.71%
     6.750                    9                      $ 3,492,294.88             10.35%
     6.875                   15                      $ 7,453,211.91             22.08%
     7.000                   14                      $ 7,526,718.56             22.30%
     7.125                    4                      $ 1,735,536.72              5.14%
     7.250                    3                      $ 1,116,555.87              3.31%
     7.375                    2                      $ 1,460,301.58              4.33%
     7.500                    1                      $   334,675.44              0.99%
     7.625                    1                      $   305,582.16              0.91%
     7.750                    1                      $   676,593.64              2.00%
     7.875                    4                      $ 1,417,076.75              4.20%
     8.000                    2                      $   703,322.48              2.08%
     8.125                    2                      $ 1,328,463.58              3.94%
     8.250                    2                      $ 1,153,032.86              3.42%
     8.375                    1                      $   365,406.35              1.08%
                       -----------------------------------------------------------------
Total                        73                      $33,755,042.97            100.00%
----------------------------------------------------------------------------------------

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 7.10% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 7.10% per annum.

                   Current Mortgage Loan Principal Balances

--------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 3
--------------------------------------------------------------------------------------
  $150,001 - $  200,000             1           $   189,020.30              0.56%
  $200,001 - $  250,000             1           $   244,673.48              0.72%
  $250,001 - $  300,000             3           $   855,059.00              2.53%
  $300,001 - $  350,000            15           $ 4,845,407.21             14.35%
  $350,001 - $  400,000            16           $ 5,974,907.65             17.70%
  $400,001 - $  450,000             9           $ 3,767,346.07             11.16%
  $450,001 - $  500,000             5           $ 2,362,325.58              7.00%
  $500,001 - $  550,000             5           $ 2,624,462.42              7.78%
  $550,001 - $  600,000             7           $ 4,112,810.65             12.18%
  $600,001 - $  650,000             2           $ 1,257,692.64              3.73%
  $650,001 - $  700,000             1           $   676,593.64              2.00%
  $750,001 - $1,000,000             8           $ 6,844,744.33             20.28%
                       --------------------------------------------------------------
Total                              73           $33,755,042.97            100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $462,398.



                  Documentation Program for Mortgage Loans
-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding       Loan Group 3
-------------------------------------------------------------------------------------
Alternative                     8               $ 5,675,569.64               16.81%
Full                           57               $24,535,802.24               72.69%
Reduced                         8               $ 3,543,671.09               10.50%
                       --------------------------------------------------------------
Total                          73               $33,755,042.97              100.00%
-------------------------------------------------------------------------------------





                       Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding       Loan Group 3
------------------------------------------------------------------------------------
50.00 and below               9                 $ 4,320,427.01             12.80%
50.01 to 55                   3                 $ 1,984,088.47              5.88%
55.01 to 60                   3                 $ 1,624,180.53              4.81%
60.01 to 65                   3                 $ 1,474,207.50              4.37%
65.01 to 70                  12                 $ 5,986,957.77             17.74%
70.01 to 75                  11                 $ 4,299,626.41             12.74%
75.01 to 80                  29                 $12,972,728.58             38.43%
80.01 to 85                   1                 $   333,953.59              0.99%
85.01 to 90                   2                 $   758,873.11              2.25%
                       -------------------------------------------------------------
Total                        73                 $33,755,042.97            100.00%
------------------------------------------------------------------------------------

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 68.65%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 3 that may exist at the time of origination.



                State Distribution of Mortgaged Properties (1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding       Loan Group 3
-------------------------------------------------------------------------------------
Arizona                         6               $ 2,892,858.89                8.57%
Florida                         3               $ 1,669,789.80                4.95%
Indiana                         8               $ 3,548,971.72               10.51%
Kentucky                       16               $ 7,080,154.03               20.98%
Michigan                        3               $ 1,679,697.84                4.98%
Ohio                           31               $13,713,022.01               40.63%
Tennessee                       5               $ 2,750,523.68                8.15%
xOther (less than 2%)           1               $   420,025.00                1.24%
                       --------------------------------------------------------------
Total                          73               $33,755,042.97              100.00%
-------------------------------------------------------------------------------------


----------
(1) The Other row in the preceding table includes one other state with under 2.00% concentrations individually. No more than approximately 5.27% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.






                            Purpose of Mortgage Loans


-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 3
-------------------------------------------------------------------------------------
Cash-Out Refi                 20                 $ 9,526,622.48             28.22%
Purchase                      24                 $10,602,579.73             31.41%
Rate/Term Refi                29                 $13,625,840.76             40.37%
                       --------------------------------------------------------------
Total                         73                 $33,755,042.97             100.00%
-------------------------------------------------------------------------------------




                          Types of Mortgaged Properties

-------------------------------------------------------------------------------------
                               Number of       Aggregate Principal        Percent of
Loan Purpose                Mortgage Loans     Balance Outstanding       Loan Group 3
-------------------------------------------------------------------------------------
PUD                              17               $ 8,340,074.66            24.71%
Single Family Residence          56               $25,414,968.31            75.29%
                       --------------------------------------------------------------
Total                            73               $33,755,042.97           100.00%
-------------------------------------------------------------------------------------





                                Occupancy Type(1)

-------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding       Loan Group 3
-------------------------------------------------------------------------------------
Owner Occupied                68                $31,608,911.56              93.64%
Second/Vacation Home           5                $ 2,146,131.41               6.36%
                       --------------------------------------------------------------
Total                         73                $33,755,042.97             100.00%
-------------------------------------------------------------------------------------


----------
(1) Based upon representations of the related Mortgagors at the time of origination.



                     Remaining Term to Maturity(1)


-------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 3
-------------------------------------------------------------------------------------
178                            17               $ 8,431,461.78               24.98%
177                             5               $ 2,653,362.75                7.86%
176                            17               $ 8,727,674.41               25.86%
175                            13               $ 5,224,546.93               15.48%
174                             3               $ 1,185,427.86                3.51%
173                             1               $   486,304.63                1.44%
172                             4               $ 1,417,526.39                4.20%
171                             2               $ 1,204,597.67                3.57%
170                             2               $   846,179.25                2.51%
169                             1               $   331,961.64                0.98%
168                             2               $   991,828.58                2.94%
167                             1               $   365,406.35                1.08%
163                             1               $   821,071.22                2.43%
155                             1               $   366,114.02                1.08%
153                             2               $   512,559.19                1.52%
116                             1               $   189,020.30                0.56%
                       --------------------------------------------------------------
Total                          73               $33,755,042.97              100.00%
--------------------------------------------------------------------------------------


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 3 is expected to be approximately 174 months.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CWMBS, INC.


                                           By: /s/ Celia Coulter
                                               ---------------------------------
                                               Celia Coulter
                                               Vice President



Dated: September 27, 2001